                                                                     EXHIBIT 2.4
================================================================================



                           PETROLEUM GEO-SERVICES ASA

                                   AS ISSUER,

                      EACH OF THE GUARANTORS NAMED HEREIN,

                                       and

                    LAW DEBENTURE TRUST COMPANY OF NEW YORK,

                                   AS TRUSTEE

                              --------------------


                                    INDENTURE

                          Dated as of November 5, 2003

                              --------------------


                                 DEBT SECURITIES


================================================================================

                           Petroleum Geo-Services ASA

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of November 5, 2003

                            -------------------------


      Section of
   Trust Indenture                                             Section(s) of
     Act of 1939                                                 Indenture
---------------------                                        -------------------
Section 310  (a)(1)                                               7.10
             (a)(2)                                               7.10
             (a)(3)                                               Not Applicable
             (a)(4)                                               Not Applicable
             (a)(5)                                               7.10
             (b)                                                  7.08, 7.10
             (c)                                                  Not Applicable
Section 311  (a)                                                  7.11
             (b)                                                  7.11
             (c)                                                  Not Applicable
Section 312  (a)                                                  2.07
             (b)                                                  11.03
             (c)                                                  11.03
Section 313  (a)                                                  7.06
             (b)                                                  7.06
             (c)                                                  7.06
             (d)                                                  7.06
Section 314  (a)                                                  4.03, 4.04
             (b)                                                  Not Applicable
             (c)(1)                                               11.04
             (c)(2)                                               11.04
             (c)(3)                                               Not Applicable
             (d)                                                  Not Applicable
             (e)                                                  11.05
Section 315  (a)                                                  7.01(b)
             (b)                                                  7.05
             (c)                                                  7.01(a)
             (d)                                                  7.01(c)
             (d)(1)                                               7.01(c)(l)
             (d)(2)                                               7.01(c)(2)
             (d)(3)                                               7.01(c)(3)
             (e)                                                  6.11
Section 316  (a)(1)(A)                                            6.05
             (a)(1)(B)                                            6.04
             (a)(2)                                               Not Applicable
             (a)(last sentence)                                   2.11
             (b)                                                  6.07
Section 317  (a)(1)                                               6.08
             (a)(2)                                               6.09
             (b)                                                  2.06
Section 318  (a)                                                  11.01


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                               Page



ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................1
       SECTION 1.01            Definitions........................................................................1
       SECTION 1.02            Other Definitions..................................................................7
       SECTION 1.03            Incorporation by Reference of Trust Indenture Act..................................8
       SECTION 1.04            Rules of Construction..............................................................8

ARTICLE II THE SECURITIES.........................................................................................9
       SECTION 2.01            Amount Unlimited; Issuable in Series...............................................9
       SECTION 2.02            Denominations.....................................................................12
       SECTION 2.03            Forms Generally...................................................................12
       SECTION 2.04            Execution, Authentication, Delivery and Dating....................................12
       SECTION 2.05            Registrar and Paying Agent........................................................14
       SECTION 2.06            Paying Agent to Hold Money in Trust...............................................15
       SECTION 2.07            Holder Lists......................................................................15
       SECTION 2.08            Transfer and Exchange.............................................................15
       SECTION 2.09            Replacement Securities............................................................16
       SECTION 2.10            Outstanding Securities............................................................16
       SECTION 2.11            Original Issue Discount, Foreign Currency Denominated and
                               Treasury Securities...............................................................17
       SECTION 2.12            Temporary Securities..............................................................17
       SECTION 2.13            Cancellation......................................................................17
       SECTION 2.14            Payments; Defaulted Interest......................................................18
       SECTION 2.15            Persons Deemed Owners.............................................................18
       SECTION 2.16            Computation of Interest...........................................................19
       SECTION 2.17            Global Securities; Book-Entry Provisions..........................................19

ARTICLE III REDEMPTION...........................................................................................21
       SECTION 3.01            Applicability of Article..........................................................21
       SECTION 3.02            Notice to the Trustee.............................................................21
       SECTION 3.03            Selection of Securities To Be Redeemed............................................21
       SECTION 3.04            Notice of Redemption..............................................................22
       SECTION 3.05            Effect of Notice of Redemption....................................................23
       SECTION 3.06            Deposit of Redemption Price.......................................................23
       SECTION 3.07            Securities Redeemed or Purchased in Part..........................................23
       SECTION 3.08            Purchase of Securities............................................................24
       SECTION 3.09            Mandatory and Optional Sinking Funds..............................................24
       SECTION 3.10            Satisfaction of Sinking Fund Payments with Securities.............................24
       SECTION 3.11            Redemption of Securities for Sinking Fund.........................................24

ARTICLE IV COVENANTS.............................................................................................25
       SECTION 4.01            Payment of Securities.............................................................25
       SECTION 4.02            Maintenance of Office or Agency...................................................26
       SECTION 4.03            SEC Reports; Financial Statements.................................................26



                                     (i)

                                Table of Contents

                                   (continued)


                                                                                                               Page


       SECTION 4.04            Compliance Certificate............................................................26
       SECTION 4.05            Corporate Existence...............................................................27
       SECTION 4.06            Maintenance of Properties.........................................................27
       SECTION 4.07            Payment of Taxes and Other Claims.................................................28
       SECTION 4.08            Waiver of Stay, Extension or Usury Laws...........................................28
       SECTION 4.09            Additional Amounts................................................................28

ARTICLE V SUCCESSORS.............................................................................................30
       SECTION 5.01            Limitations on Mergers and Consolidations.........................................30
       SECTION 5.02            Successor Person Substituted......................................................30

ARTICLE VI DEFAULTS AND REMEDIES.................................................................................31
       SECTION 6.01            Events of Default.................................................................31
       SECTION 6.02            Acceleration......................................................................33
       SECTION 6.03            Other Remedies....................................................................33
       SECTION 6.04            Waiver of Existing or Past Defaults...............................................33
       SECTION 6.05            Control by Majority...............................................................34
       SECTION 6.06            Limitations on Suits..............................................................34
       SECTION 6.07            Rights of Holders to Receive Payment..............................................35
       SECTION 6.08            Collection Suit by Trustee........................................................35
       SECTION 6.09            Trustee May File Proofs of Claim..................................................35
       SECTION 6.10            Priorities........................................................................36
       SECTION 6.11            Undertaking for Costs.............................................................36

ARTICLE VII TRUSTEE..............................................................................................37
       SECTION 7.01            Duties of Trustee.................................................................37
       SECTION 7.02            Rights of Trustee.................................................................38
       SECTION 7.03            May Hold Securities...............................................................38
       SECTION 7.04            Trustee's Disclaimer..............................................................38
       SECTION 7.05            Notice of Defaults................................................................39
       SECTION 7.06            Reports by Trustee to Holders.....................................................39
       SECTION 7.07            Compensation and Indemnity........................................................39
       SECTION 7.08            Replacement of Trustee............................................................40
       SECTION 7.09            Successor Trustee by Merger, etc..................................................42
       SECTION 7.10            Eligibility; Disqualification.....................................................42
       SECTION 7.11            Preferential Collection of Claims Against the Company or a
                               Guarantor.........................................................................42

ARTICLE VIII DISCHARGE OF INDENTURE..............................................................................43





                                      (ii)

                                Table of Contents

                                   (continued)


                                                                                                               Page


       SECTION 8.01            Termination of the Company's and the Guarantors' Obligations......................43
       SECTION 8.02            Application of Trust Money........................................................46
       SECTION 8.03            Repayment to Company or Guarantor.................................................47
       SECTION 8.04            Reinstatement.....................................................................47

ARTICLE IX SUPPLEMENTAL INDENTURES AND AMENDMENTS................................................................47
       SECTION 9.01            Without Consent of Holders........................................................47
       SECTION 9.02            With Consent of Holders...........................................................49
       SECTION 9.03            Compliance with Trust Indenture Act...............................................50
       SECTION 9.04            Revocation and Effect of Consents.................................................51
       SECTION 9.05            Notation on or Exchange of Securities.............................................51
       SECTION 9.06            Trustee to Sign Amendments, etc...................................................51

ARTICLE X GUARANTEE .............................................................................................52
       SECTION 10.01           Obligations Guaranteed............................................................52
       SECTION 10.02           Obligations Unconditional; Reinstatement..........................................52
       SECTION 10.03           No Waiver or Set-off..............................................................53
       SECTION 10.04           Waiver of Notice; Expenses........................................................53
       SECTION 10.05           Benefit and Enforcement...........................................................54
       SECTION 10.06           Limitations on Guarantee; Release.................................................54

ARTICLE XI MISCELLANEOUS.........................................................................................54
       SECTION 11.01           Trust Indenture Act Controls......................................................54
       SECTION 11.02           Notices...........................................................................55
       SECTION 11.03           Communication by Holders with Other Holders.......................................56
       SECTION 11.04           Certificate and Opinion as to Conditions Precedent................................56
       SECTION 11.05           Statements Required in Certificate or Opinion.....................................56
       SECTION 11.06           Rules by Trustee and Agents.......................................................57
       SECTION 11.07           Legal Holidays....................................................................57
       SECTION 11.08           No Recourse Against Others........................................................57
       SECTION 11.09           Governing Law.....................................................................57
       SECTION 11.10           No Adverse Interpretation of Other Agreements.....................................57
       SECTION 11.11           Successors........................................................................58
       SECTION 11.12           Severability......................................................................58
       SECTION 11.13           Counterpart Originals.............................................................58
       SECTION 11.14           Table of Contents, Headings, etc..................................................58
       SECTION 11.15           Agent for Service of Process......................................................58



                                     (iii)

                               Table of Contents

                                   (continued)



                                                                                                               Page
Exhibit A.........FORM OF ADDITIONAL GUARANTOR SUPPLEMENTAL INDENTURE




                                      (iv)

                  INDENTURE dated as of November 5, 2003 between Petroleum Geo-Services ASA, a Norwegian public limited liability company (the "Company"), the guarantors named on the signature page hereof (the "Guarantors") and Law Debenture Trust Company of New York, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's unsecured debentures, notes or other evidences of indebtedness (the "Securities" and each individually a "Security") to be issued from time to time in one or more series as provided in this Indenture:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01    Definitions.

                  "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

                  "Additional Guarantor" means a Person which becomes an Additional Guarantor in accordance with Section 4.10.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Agent" means any Registrar or Paying Agent.

                  "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

                  "Board of Directors", when used with reference to the Company or a Guarantor, means the Board of Directors of the Company or such Guarantor, as the case may be, or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company or such Guarantor, as the case may be.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or a Guarantor to have been duly adopted by the Board of Directors of the Company or such Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day that is not a Legal Holiday.

                  "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests (however designated) in the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                  "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person; provided, however, that for purposes of any provision contained herein that is required by the TIA, the term "Company" shall also mean each other obligor (if any), other than a Guarantor, on the Securities of a series.

                  "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers of the Company and, in the case of a Company Order pursuant to Section 2.01 or 2.04, in the name of each Guarantor by an Officer of such Guarantor, and delivered to the Trustee.

                  "Corporate Trust Office of the Trustee" shall be the address specified in Section 11.02 and may be located at such other address as the Trustee may give notice to the Company.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01 hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

                  "Financial Indebtedness" means any indebtedness for or in respect of:

                  (a) moneys borrowed and debit balances at banks and other financial institutions;

                  (b) any debenture, bond, note, loan stock or other security;

                  (c) any acceptance credit, bankers' acceptances, letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit, to the extent not drawn;

                  (d) receivables sold or discounted (otherwise than to the extent sold or discounted on a non-recourse basis);

                  (e) the acquisition cost of any asset to the extent payable after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of such asset;

                  (f) leases (whether in respect of land, machinery, equipment or otherwise) required to be capitalized under GAAP;

                  (g) for the purposes of Section 5.1 of the First Supplemental Indenture dated the date hereof only, currency swaps or interest swaps, cap or collar arrangements or any other derivative instruments calculated by reference to the mark-to-market valuation of any such transaction at the relevant time;

                  (h) any amount raised under any other transaction having the commercial effect of constituting a borrowing;

                  (i) all indebtedness of others secured by a Lien on any assets of any member of the Group, whether or not such indebtedness is assumed by a member of the Group but only to the extent of the recourse against such member of the Group in respect of such indebtedness; and

                  (j) any guarantee, indemnity or similar assurance against financial loss of any person (other than in favor of any member of the Group) but not (for the avoidance of doubt) for or in respect of performance guarantees and bid bonds given by (or issued on behalf of) any member of the Group in connection with the trading activities or ordinary business of the Group.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time; provided that if, after the date of this Indenture, the Company adopts the international accounting standards promulgated by the International Accounting Standards Board from time to time for the preparation of its audited financial statements, then the term "GAAP" shall, from the date of such adoption and upon prior written notice to the Trustee, mean those international accounting standards.

                  "Global Security" of any series means a Security of that series that is issued in global form in the name of the Depositary with respect thereto or its nominee.

                  "Government Obligations" means, with respect to a series of Securities, direct noncallable obligations of the government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or noncallable obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is fully and unconditionally guaranteed as a full faith and credit obligation by such government.

                  "Group" means the Company and its Subsidiaries (other than Project Companies).

                  "Guarantors" means the Persons named as the "Guarantors" in the preamble of this instrument, in each case until a successor to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantors" shall include any such successor Person, and any Additional Guarantor, unless such Person has ceased to be a Guarantor pursuant to the terms of this Indenture.

                  "Holder" means a Person in whose name a Security is registered.

                  "Indenture" means this instrument as amended or supplemented from time to time pursuant to the provisions hereof, and includes the terms of any particular series of Securities established as contemplated by Section 2.01.

                  "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, has the meaning assigned to such term in the Security as contemplated by Section 2.01.

                  "Issue Date" means, with respect to Securities of a series, the date on which the Securities of such series are originally issued under this Indenture.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in The City of New York, New York or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

                  "Material Subsidiary" means a PGS Subsidiary (i) whose total gross assets as at the date at which the latest audited consolidated financial statements of the Group were prepared; and/or (ii) whose total revenues for the financial period to which the latest audited consolidated financial statements of the Group relate, account for 10% or more of the consolidated total assets and/or consolidated total revenues of the Group respectively (calculated by reference to the then latest audited consolidated financial statements of the Group). If a PGS Subsidiary becomes a member of the Group after the date on which the latest audited consolidated financial statements of the Group have been prepared, the gross assets and revenues of that PGS Subsidiary will be determined from its latest financial statements (consolidated if it has Subsidiaries).

                  Notwithstanding the foregoing each of the following PGS Subsidiaries shall be deemed to be a "Material Subsidiary" (i) each original Guarantor under this Indenture, but only until it is demonstrated (by reference to the then latest audited consolidated financial statements of the Group and the then latest audited consolidated financial statements of such Guarantor) not to be a Material Subsidiary according to the tests set forth above and below,
(ii) any member of the Group to which the Company or a Material Subsidiary transfers all or any substantial part of its assets, but only until it is demonstrated (by reference to the then latest audited consolidated financial statements of the Group and the then latest audited consolidated financial statements of the relevant original Guarantor under this Indenture) not to be a Material Subsidiary according to the tests set out above and below,
(iii) the five PGS Subsidiaries with the largest percentage of the total revenues of the Group (disregarding (A) any PGS Subsidiaries which are prohibited by law or the terms of a contract with a person who is not a member of the Group from becoming Guarantors and (B) any PGS Subsidiaries which account for less than 5% of the consolidated total revenues of the Group) as calculated by reference to the then latest audited consolidated financial statements of the Group and the then latest audited financial statements of the relevant PGS Subsidiary; (iv) the five PGS Subsidiaries with the largest percentage of the total gross assets of the Group (disregarding any PGS Subsidiaries which are prohibited by law or the terms of a contract with a person who is not a member of the Group from becoming Guarantors) as calculated by reference to the then latest audited consolidated financial statements of the Group and the then latest audited financial statements of the relevant PGS Subsidiary; and (v) subject to the other terms of this Agreement, a Designated Material Subsidiary.

                  "Maturity" means, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

                  "Obligor" means the Company or a Guarantor.

                  "Officer" means (i) the Chairman of the Board, any Director, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person or (ii) any individual duly appointed pursuant to a power of attorney (a copy of which has been delivered to the Trustee) by such Person to take any and all actions required to be taken by an Officer under this Indenture.

                  "Officers' Certificate" means a certificate signed by two Officers of a Person and, in the case of an Officers' Certificate of the Company pursuant to Section 2.01 or 2.04, by an Officer of each Guarantor.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, a Guarantor or the Trustee.

                  "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 6.02.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency, instrumentality or political subdivision thereof or other entity of any kind.

                  "PGS Subsidiary" means any Subsidiary of the Company other than a Project Company.

                  "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of that series are payable as specified in accordance with Section 2.01, subject to the provisions of Section 4.02.

                  "Project Company" means any entity acquired or incorporated after the Issue Date in which the Company or one or more of its Subsidiaries, or the Company and one or more of its Subsidiaries, has an equity ownership interest and that in each case is designated as a Project Company by a resolution of the Board of Directors of the Company in accordance with the requirements of the following sentence. The Company may designate any entity that satisfies the requirements of the previous sentence to be a Project Company by a Board Resolution, if after giving effect to such designation: (i) such entity does not own or hold any shares of, or any Security on any property or assets of, or is owed Financial Indebtedness by, the Company or any of its Subsidiaries; (ii) such entity is not liable, directly or indirectly, with respect to any Financial Indebtedness other than Project Finance Debt; (iii) no Default or Event of Default would occur hereunder by virtue of such designation; and (iv) a copy of such designation is promptly sent to the Trustee.

                  "Project Finance Debt" means any indebtedness (including for the avoidance of doubt any indebtedness under any interest rate, currency swap, cap or collar arrangement or other like derivative instrument, the value of which shall be calculated by reference to the mark-to-market valuation of any such instrument at any relevant time) incurred in relation to any asset or assets solely for the purposes of financing the whole or any part of the acquisition, creation, construction, improvement or development of such asset where the financial institutions to whom such indebtedness is owed have recourse solely to the applicable Project Company (where such Project Company is formed solely or principally for the purpose of the relevant project) and/or to such asset (or any derivative asset thereof).

                  "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

                  "Rule 144A Securities" means Securities of a series designated pursuant to Section 2.01 as entitled to the benefits of Section 4.03(b).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Custodian" means, with respect to Securities of a series issued in global form, the Trustee for the Securities of such series, acting in its capacity as custodian with respect to the Securities of such series, or any successor entity thereto.

                  "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or premium or interest thereon, the date specified in such

Security as the fixed date on which the principal of such Security or such installment of principal or premium or interest is due and payable.

                  "Subsidiary" means an entity from time to time of which a Person directly or indirectly owns or controls shares representing more than 50% of the voting stock or, by agreement or otherwise, has direct or indirect control. For the purposes of this definition, "control" means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise.

                  "Term Loan Facility" means that certain Facility Agreement, dated as of November 5, 2003, between the Company, the Original Guarantors (as defined therein), the Original Lenders (as defined therein) and JP Morgan Europe Limited, as Agent, as amended and in effect from time to time in accordance with the terms thereof.

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the date hereof; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer this Indenture.

                  "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

                  "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdiction.

                  "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

                  "U.S. Government Obligations" means Government Obligations with respect to Securities payable in Dollars.

SECTION 1.02    Other Definitions.


                                                                      Defined
         Term                                                       in Section


"Agent Members"                                                       2.17
"Bankruptcy Custodian"                                                6.01

"Conversion Event"                                                    6.01
"covenant defeasance"                                                 8.01
"Designated Material Subsidiary"                                      4.11
"Event of Default"                                                    6.01
"Exchange Rate"                                                       2.11
"Guarantee"                                                          10.01
"Judgment Currency"                                                   6.10
"legal defeasance"                                                    8.01
"mandatory sinking fund payment"                                      3.09
"Minimum Guarantor Threshold"                                         4.10
"optional sinking fund payment"                                       3.09
"Paying Agent"                                                        2.05
"Registrar"                                                           2.05
"Required Currency"                                                   6.10
"Successor"                                                           5.01


        SECTION 1.03    Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture (and if the Indenture is not qualified under the TIA at that time, as if it were so qualified unless otherwise provided). The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, each Guarantor or any other obligor on the Securities.

                  All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

        SECTION 1.04    Rules of Construction.

                  Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c) "or" is not exclusive;

                  (d) words in the singular include the plural, and in the plural include the singular;

                  (e) provisions apply to successive events and transactions;
and

                  (f) all references in this Indenture to Articles and Sections are references to the corresponding Articles and Sections in and of this Indenture.

                                   ARTICLE II

                                 THE SECURITIES

        SECTION 2.01    Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company, and set forth, or determined in the manner provided, in an Officers' Certificate of the Company or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 2.17,
         3.07 or 9.05 and except for any Securities that, pursuant to Section
         2.04 or 2.17, are deemed never to have been authenticated and delivered hereunder); provided, however, that unless otherwise provided in the terms of the series, the authorized aggregate principal amount of such series may be increased before or after the issuance of any Securities of the series by a Board Resolution of the Company (or action pursuant to a Board Resolution of the Company) to such effect;

                  (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of such series;

                  (4) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

                  (5) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

                  (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date or, if other than as provided herein, the Person to whom any interest on Securities of the series shall be payable;

                  (7) the place or places where, subject to the provisions of
         Section 4.02, the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

                  (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;

                  (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

                  (11) if other than Dollars, the currency or currencies (including composite currencies) or the form, including Capital Stock, other debt securities (including Securities), warrants, other equity securities, or any other securities or property of the Company, any Guarantor or any other Person in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

                  (12) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (13) if the amount of payments of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

                  (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

                  (15) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series and the related Guarantees pursuant to Article VIII or any modifications of or deletions from such conditions or limitations;

                  (16) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company or any Guarantor set forth in Article IV pertaining to the Securities of the series;

                  (17) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

                  (18) if the Securities of the series are to be convertible into or exchangeable for Capital Stock, other debt securities (including Securities), warrants, other equity securities, or any other securities or property of the Company, any Guarantor or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

                  (19) whether the Securities of the series are to be entitled to the benefit of Section 4.03(b) (and accordingly constitute Rule 144A Securities) and the transfer restrictions applicable to such Securities constituting Rule 144A Securities;

                  (20) whether the Securities of the series are to be entitled to the benefit of the Guarantee pursuant to Article X or any other covenants or undertakings of the Guarantors under this Indenture; and

                  (21) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Company Order referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

        SECTION 2.02    Denominations.

                  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

        SECTION 2.03    Forms Generally.

                  The Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rules, the Company's articles of association or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

                  The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        Law Debenture Trust Company of New York,
                                              as Trustee

                                        By:
                                             -----------------------------------
                                             Authorized Signatory".

        SECTION 2.04     Execution, Authentication, Delivery and Dating.

                  Two Officers of the Company shall sign the Securities on behalf of the Company and, with respect to the Guarantees of the Securities, an Officer of each Guarantor shall sign the Securities on behalf of such Guarantor, in each case by manual or facsimile signature.

                  If an Officer of the Company or of a Guarantor whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

                  A Security shall not be entitled to any benefit under this Indenture or the related Guarantees or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture and that such Security is entitled to the benefit of this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in Section 2.13, together with a written statement (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture or the related Guarantees.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, where applicable, each Guarantor to the Trustee for authentication, and the Trustee shall authenticate and deliver such Securities for original issue upon a Company Order for the authentication and delivery of such Securities or pursuant to such procedures reasonably acceptable to the Trustee as may be specified from time to time by Company Order. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of such series not otherwise determined. If provided for in such procedures, such Company Order may authorize (1) authentication and delivery of Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity dates or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and (2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

                  If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 11.04), and (subject to
Section 7.01) shall be fully protected in relying upon,

                  (a) an Officers' Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section
2.01; and

                  (b) an Opinion of Counsel to the effect that:

                           (i) the form of such Securities has been established in conformity with the provisions of this Indenture;

                           (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture; and

                           (iii) that, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities and the related Guarantees will constitute valid and binding obligations of the Company and the Guarantors, respectively, enforceable against the Company and the Guarantors, respectively, in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Security of the series to be issued.

                  The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Guarantor or an Affiliate of the Company or any Guarantor.

                  Each Security shall be dated the date of its authentication.

        SECTION 2.05    Registrar and Paying Agent.

                  The Company shall maintain an office or agency for each series of Securities where Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities of such series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company, any Guarantor or any Subsidiary of the Company may act as Paying Agent or Registrar.

                  The Company initially appoints the Trustee as Registrar and Paying Agent.

        SECTION 2.06    Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company, a Guarantor or a Subsidiary of the Company) shall have no further liability for the money. If the Company, a Guarantor or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA Section 317(b).

        SECTION 2.07    Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Registrar shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to such series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Company shall otherwise comply with TIA Section 312(a).

        SECTION 2.08    Transfer and Exchange.

                  Except as set forth in Section 2.17 or as may be provided pursuant to Section 2.01, when Securities of any series are presented to the Registrar with the request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for such transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

                  To permit registrations of transfers and exchanges, the Company and the Guarantors shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities or Global Securities. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 days before the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the day of mailing.

        SECTION 2.09    Replacement Securities.

                  If any mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the Company shall issue, the Guarantors shall execute and the Trustee shall authenticate a replacement Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee, any Guarantor or the Company, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, each Guarantor, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

        SECTION 2.10    Outstanding Securities.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

                  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

                  If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

                  A Security does not cease to be outstanding because the Company, a Guarantor or an Affiliate of the Company or a Guarantor holds the Security.

        SECTION 2.11 Original Issue Discount, Foreign Currency Denominated and Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Company by reference to the Exchange Rate on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company, a Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of a Guarantor or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Securities with respect to which the Trustee has received written notice that they are so owned shall be so disregarded.

        SECTION 2.12    Temporary Securities.

                  Until definitive Securities of any series are ready for delivery, the Company may prepare, the Company and the Guarantors shall execute and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare, the Company and the Guarantors shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series in accordance with Section 2.08 hereof without charge to the Holder, and any temporary Securities so surrendered and exchanges shall be cancelled in accordance with Section 2.13 hereof. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

        SECTION 2.13    Cancellation.

                  The Company or any Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Company shall direct in writing that canceled Securities be returned to it, all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue, and the Trustee shall not authenticate, new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

        SECTION 2.14    Payments; Defaulted Interest.

                  Unless otherwise provided as contemplated by Section 2.01, interest (except defaulted interest) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Security at the close of business on the record date next preceding such Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender a Security to a Paying Agent to collect principal payments. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Securities.

                  If the Company defaults in a payment of interest on the Securities of any series, the Company shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities of such series and in Section
4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 20 days' prior written notice from the Company setting forth such special record date and the interest amount to be paid) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

        SECTION 2.15    Persons Deemed Owners.

                  The Company, the Guarantors, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered in the registry maintained by the Registrar as the owner of such Security for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to such Security and for all other purposes. None of the Company, any Guarantor, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

        SECTION 2.16    Computation of Interest.

                  Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

        SECTION 2.17    Global Securities; Book-Entry Provisions.

                  If Securities of any series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause
(10) of Section 2.01 and the provisions of Section 2.02, any such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, transfers or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for such Security, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company and the Guarantors authorize the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee or the Security Custodian as its custodian, or under such Global Security, and the Depositary may be treated by the Company, any Guarantor, the Trustee or the Security Custodian and any agent of the Company, any Guarantor, the Trustee or the Security Custodian as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of Securities of such series is entitled to take under this Indenture or the Securities of such series and (ii) nothing herein shall prevent the Company, any Guarantor, the Trustee or the Security Custodian, or any agent of the Company, any Guarantor, the Trustee or the Security Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

                  Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice, (2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Securities in lieu of all or a portion of the Global Security (in which case the Company shall deliver Securities within 30 days of such request) or (3) the Company determines not to have the Securities represented by a Global Security.

                  In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interests in the Global Security to be transferred, and the Company and the Guarantors shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

                  In connection with the transfer of all the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interests in the Global Security, an equal aggregate principal amount of Securities of authorized denominations.

                  None of the Company, any Guarantor or the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. None of the Company, any Guarantor or the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

                  The provisions of the last sentence of the third paragraph of
Section 2.04 shall apply to any Global Security if such Global Security was never issued and sold by the Company and the Company or a Guarantor delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

                  Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by Section 2.01, payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Person or Persons specified therein.

                                  ARTICLE III

                                   REDEMPTION

        SECTION 3.01    Applicability of Article.

                  Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

        SECTION 3.02    Notice to the Trustee.

                  If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and the principal amount of Securities of such series to be redeemed. The Company shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Securities of such series. Any such notice may be canceled at any time prior to the mailing of such notice of such redemption to any Holder and shall thereupon be void and of no effect.

        SECTION 3.03    Selection of Securities To Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series (and tenor) not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate. Such redemption may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of such series.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

        SECTION 3.04    Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the register of Securities maintained by the Registrar.

                  All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) that, unless the Company and the Guarantors default in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities upon surrender to the Paying Agent of the Securities redeemed;

                  (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities and the name and address of the Paying Agent;

                  (6) that the redemption is for a sinking or analogous fund, if such is the case; and

                  (7) the CUSIP number, if any, relating to such Securities.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

                  If at the time notice of redemption shall be given the Company shall not have deposited with a Paying Agent and/or irrevocably directed the Trustee or a Paying Agent to apply, from money held by it available to be used for the redemption of Securities that are to be redeemed, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption monies by the Trustee or a Paying Agent on or before the Redemption Date and such notice shall be of no effect unless such monies are so received before such date.

        SECTION 3.05    Effect of Notice of Redemption.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

        SECTION 3.06    Deposit of Redemption Price.

                  On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company or the Guarantors shall deposit with the Trustee or the Paying Agent (or, if the Company or a Guarantor is acting as the Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company or a Guarantor to the Trustee for cancellation.

                  If the Company or a Guarantor complies with the preceding paragraph, then, unless the Company and the Guarantors default in the payment of such Redemption Price, plus accrued interest on and any Additional Amounts with respect to such Securities, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price, plus accrued interest on and any Additional Amounts with respect to such Securities, upon surrender of such Securities. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of, premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon, shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, such Securities' yield to maturity.

        SECTION 3.07   Securities Redeemed or Purchased in Part.

                  Upon surrender to the Paying Agent of a Security to be redeemed in part, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

        SECTION 3.08    Purchase of Securities.

                  Unless otherwise specified as contemplated by Section 2.01, the Company, any Guarantor and any Affiliate of the Company or any Guarantor may, subject to applicable law, at any time purchase or otherwise acquire Securities in the open market or by private agreement. Any such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company or a Guarantor will be delivered to the Trustee for cancellation and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 2.13 shall apply to all Securities so delivered. Prior to such cancellation any such Securities purchased by the Company or a Guarantor will be disregarded and deemed not to be outstanding under Section 2.10 for purposes of Holder consents pursuant to Section 9.01 or otherwise.

        SECTION 3.09    Mandatory and Optional Sinking Funds.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and by this Article III.

        SECTION 3.10    Satisfaction of Sinking Fund Payments with Securities.

                  The Company or a Guarantor may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such series of Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

        SECTION 3.11    Redemption of Securities for Sinking Fund.

                  Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 3.10 and will also deliver or cause to be delivered to the Trustee any Securities to be so delivered. Failure of the Company to deliver or cause to be delivered timely such Officers' Certificate and

Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

                  Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Securities) or a lesser sum if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Company makes no such request, then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available.

                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.01    Payment of Securities.

                  The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent (other than the Company, a Guarantor or a Subsidiary of the Company) holds on that date money deposited by the Company or a Guarantor designated for and sufficient to pay all principal, premium, interest and any Additional Amounts then due.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium (if any), at a rate equal to the then applicable interest rate on the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) at the same rate to the extent lawful.

        SECTION 4.02    Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and where notices and demands to or upon the Company or a Guarantor in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated in a supplemental indenture establishing the terms of any series of Securities pursuant to Section 2.01 hereof or by the Company by written notice to the Trustee and the Guarantors, such office or agency shall be the office of the Trustee in The City of New York, which, on the date hereof, is located at 767 Third Avenue, 31st Floor, New York, NY 10017, Attention: Corporate Trust Manager, or such other office or agency of the Trustee as the Trustee may designate from time to time. The Company will give prompt written notice to the Trustee and the Guarantors of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Guarantors with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        SECTION 4.03    SEC Reports; Financial Statement.

                  (a) In addition to any reporting obligations established in one or more indentures supplemental hereto with respect to any series of Securities, the Company shall comply with the provisions of TIA Section 314(a).

                  (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

        SECTION 4.04    Compliance Certificate.

                  (a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 180 days after the end of each fiscal year of the Company, an Officers' Certificate, complying with TIA Section 314(a)(4) and stating that in the course of performance by the signing Officers of the Company of their duties as such Officers of the Company they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto).

                  (b) The Company shall, so long as Securities of any series are outstanding, deliver to the Trustee, promptly upon any Officer of the Company becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

                  (c) The Company shall promptly notify the Trustee of: (i) receipt of any notice by a member of the Group from any creditor now claiming, asserting or alleging that an event of default or termination event (howsoever described) has occurred, or (ii) a member of the Group becoming aware that a creditor has commenced any legal proceedings or taken any other formal action in relation to an event of default or termination event (howsoever described), in each case relating to any Financial Indebtedness of the Group which exceeds $20,000,000 (or its equivalent in any other currency or currencies) in aggregate principal amount.

                  (d) Promptly upon a reasonable request by the Trustee, the Company shall supply to the Trustee an Officer Certificate certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

        SECTION 4.05    Corporate Existence.

                  Subject to Article V hereof, the Company and each Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective existence.

        SECTION 4.06    Maintenance of Properties.

                  The Company shall cause all material properties owned by or leased to the Company or any Material Subsidiary of the Company or used or held for use in the conduct of its business or the business of any such Material Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the sole judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided that nothing in this Section 4.06 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the sole judgment of the Company, desirable and, individually or in the aggregate, not disadvantageous in any material respect to the Holders.

        SECTION 4.07    Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Material Subsidiaries or upon the income, profits or property of the Company or any of its Material Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Material Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith or would not be, individually or in the aggregate, disadvantageous in any material respect to the Holders.

        SECTION 4.08    Waiver of Stay, Extension or Usury Laws.

                  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive it from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 4.09   Additional Amounts.

                  If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.09 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.09 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         SECTION 4.10      Additional Guarantors.

                (a) The Company shall ensure that any Material Subsidiary (other than a Designated Material Subsidiary) which is not at any time a Guarantor, shall, unless prohibited by law or the terms of a contract with a person who is not a member of the Group, become an Additional Guarantor within 45 days of the date of receipt by the Company of the audited financial statements by reference to which the relevant PGS Subsidiary is demonstrated to be a

Material Subsidiary or, if earlier, the date on which the Company otherwise becomes aware that the relevant PGS Subsidiary has become a Material Subsidiary.

                (b) Subject to paragraph (c) below, if at any time the aggregate gross assets of the Company and the Guarantors do not constitute at least 50% of the total gross assets of the Group (calculated by reference to the then latest audited consolidated financial statements of the Group and the then latest audited financial statements of the Company and the Guarantors) (the "Minimum Guarantor Threshold") then the Company shall ensure that sufficient other PGS Subsidiaries become Additional Guarantors to ensure that the aggregate gross assets of the Company and the Guarantors do constitute at least 50% of the total gross assets of the Group.

                  (c) The Company shall not be obliged to procure that a PGS Subsidiary becomes an Additional Guarantor under paragraph (b) above if such PGS Subsidiary is prohibited by law or by the terms of a contract with a person who is not a member of the Group from becoming an Additional Guarantor. If all of the PGS Subsidiaries which are not so prohibited have become Guarantors and the aggregate gross assets of the Company and the Guarantors do not constitute at least the Minimum Guarantor Threshold (as defined in paragraph (b) above) then no Event of Default will occur.

                  (d) The Company shall ensure that no PGS Subsidiary enters into a contract with a person which would prohibit that PGS Subsidiary from becoming an Additional Guarantor other than any such contract entered into in good faith in the ordinary course of that PGS Subsidiary's business.

          SECTION 4.11     Material Subsidiaries.

                  (a) Subject to paragraph (b) below, if at any time the aggregate gross assets of the Company and its Material Subsidiaries do not constitute at least 75% of the total gross assets of the Group (calculated by reference to the then latest audited consolidated financial statements of the Group and the then latest audited financial statements of the Material Subsidiaries) then the Company shall designate (by notice in writing to the Trustee) any other PGS Subsidiary as a Material Subsidiary to ensure that the aggregate gross assets of the Company and its Material Subsidiaries do constitute at least 75% of the total gross assets of the Group and after such designation such PGS Subsidiary will be treated as a "Designated Material Subsidiary" in all respects for purposes of this Indenture until such time as any such designation is revoked by notice to the Trustee.

                  (b) The Company shall not have to comply with paragraph (a) above if, at the relevant time the aggregate total revenues of the Company and its Material Subsidiaries constitute at least 75% of the total revenues of the Group (calculated by reference to the then latest audited consolidated financial statements of the Group and the then latest audited financial statements of the Material Subsidiaries).

                                   ARTICLE V

                                   SUCCESSORS

        SECTION 5.01    Limitations on Mergers and Consolidations.

                  Neither the Company nor any Guarantor shall, in any transaction or series of transactions, consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person (other than a consolidation or merger of the Company and a Guarantor or of two or more of the Guarantors or a sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company to a Guarantor or of a Guarantor to the Company or to one or more other Guarantors), unless:

                  (1) either (a) the Company or such Guarantor, as the case may be, shall be the continuing Person or (b) the Person (if other than the Company or such Guarantor) formed by such consolidation or into which the Company or such Guarantor is merged, or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is organized and existing under the laws of the United States, any political subdivision thereof or any State thereof or the District of Columbia, the Kingdom of Norway, or any member state of the European Union and expressly assumes by supplemental indenture, in the case of the Company, the Company's obligations with respect to the due and punctual payment of the principal of, premium (if any) and interest on, and any Additional Amounts with respect to, all the Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities, or, in the case of such Guarantor, the performance of the Guarantee and such Guarantor's covenants and obligations under this Indenture and the Securities;

                  (2) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Company or such Guarantor, as the case may be, delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

        SECTION 5.02    Successor Person Substituted.

                  Upon any consolidation or merger of the Company or a Guarantor, as the case may be, or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or such Guarantor in accordance with Section 5.01, the Successor formed by such consolidation or into or with which the Company or such Guarantor is merged or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company or such Guarantor, as the case may be, under this Indenture and the Securities with the same effect as if such Successor had been named as the Company or such Guarantor, as the case may be, herein and the predecessor Company or Guarantor, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture, the Securities and, in the case of a Guarantor, the Guarantee.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

        SECTION 6.01    Events of Default.

                  Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

                  (1) there is a default in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

                  (2) there is a default in the payment of (A) the principal of any Security of that series at its Maturity or (B) premium (if any) on any Security of that series when the same becomes due and payable;

                  (3) there is a default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and such default continues for a period of 30 days;

                  (4) the Company or any Guarantor fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of such series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

                  (5) the Company or any Guarantor pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) consents to the appointment of a Bankruptcy
                  Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its
                  creditors;

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

                           (A) is for relief against the Company or any
                  Guarantor as debtor in an involuntary case,

                           (B) appoints a Bankruptcy Custodian of the Company or
                  any Guarantor or a Bankruptcy Custodian for all or substantially all of the property of the Company or any Guarantor, or

                           (C) orders the liquidation of the Company or any
                  Guarantor; or

                  (7) any other Event of Default provided with respect to Securities of that series occurs.

                  The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  The Trustee shall not be deemed to know or have notice of a Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default with specific reference to such Default.

                  When a Default is cured, it ceases.

                  Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company or a Guarantor for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or such Guarantor (a "Conversion Event"), each of the Company and the Guarantors will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company or the Guarantor making such payment, as the case may be, by reference to the Exchange Rate on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

                  Promptly after the occurrence of a Conversion Event, the Company or a Guarantor shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 11.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company or the Guarantor making such payment, as the case may be, shall give notice in the manner provided in Section 11.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of such payments.

                  A Default under clause (4) or (7) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company and the Guarantors, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Default (or, in the case of a Default under clause (4) of this Section 6.01, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected) notify the Company, the Guarantors and the Trustee, of the Default, and the Company or the applicable Guarantor, as the case may be, fails to cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

        SECTION 6.02    Acceleration.

                  If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01 hereof) occurs and is continuing, the Trustee by notice to the Company and the Guarantors, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of a Default described in clause (4) of Section 6.01, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities so affected) by notice to the Company, the Guarantors and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of each series affected thereby to be due and payable. Upon any such declaration, the amounts due and payable on such Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section 6.01 hereof occurs, such amounts for all Securities of any series outstanding shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of each series affected by such Event of Default by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or Additional Amounts with respect to the Securities) if (i) the rescission would not conflict with any judgment or decree, (ii) all existing Events of Default with respect to Securities of each affected series have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration and (iii) all sums paid or advanced by the Trustee hereunder and reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any other amounts due to the Trustee under Section 7.07 hereof have been paid in full.

        SECTION 6.03    Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

        SECTION 6.04    Waiver of Existing or Past Defaults.

                  Subject to Sections 6.02, 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of each series by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series, and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security of any series or (2) a continued Default in respect of a provision that under Section 9.02 cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        SECTION 6.05    Control by Majority.

                  With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default with respect to Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

        SECTION 6.06    Limitations on Suits.

                  Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

                  (2) the Holders of at least 25% in principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

        SECTION 6.07    Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

        SECTION 6.08    Collection Suit by Trustee.

                  If an Event of Default specified in clause (1), (2) or (3) of
Section 6.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or a Guarantor for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Securities of the series affected by the Event of Default, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

        SECTION 6.09    Trustee May File Proofs of Claim.

                  The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or a Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        SECTION 6.10    Priorities.

                  If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order.

                  First:  to the Trustee for amounts due under Section 7.07;

                  Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

                  Third:  to the Company.

                  The Trustee, upon prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this
Article VI.

                  To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Company or a Guarantor in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York next preceding that on which final judgment is given. None of the Company, any Guarantor or the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section 6.10 to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company and the Guarantors on the claim or claims underlying such judgment.

        SECTION 6.11    Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                  ARTICLE VII

                                     TRUSTEE

        SECTION 7.01    Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of Section
         7.01(b);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company and the Guarantors. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities.

                  (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities, unless either (i) a Trust Officer shall have actual knowledge of such Default or Event of Default or
(ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Securities.

        SECTION 7.02    Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

        SECTION 7.03    May Hold Securities.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any Guarantor or any of their respective Affiliates with the same rights it would have if it were not Trustee. Any Trustee may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

        SECTION 7.04    Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or the Guarantee; it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or any Guarantor or upon the Company's or such Guarantor's direction under any provision hereof; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

        SECTION 7.05    Notice of Defaults.

                  If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series.

        SECTION 7.06    Reports by Trustee to Holders.

                  Within 60 days after each May 15, beginning with May 15, 2004, and in any event prior to July 15 in each year, the Trustee shall mail to Holders of a series, the Company and the Guarantors a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA
Section 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA Sections 313(c) and 313(d).

                  A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed by the Company or a Guarantor with the SEC and each securities exchange, if any, on which the Securities of such series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any securities exchange.

        SECTION 7.07    Compensation and Indemnity.

                  The Company agrees to pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company and each Guarantor, jointly and severally, hereby indemnifies the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company and the Guarantors promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

                  The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

                  To secure the payment obligations of the Company in this
Section 7.07, the Trustee shall have, and the Company hereby grants, a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of any series. The provisions of Section 7.07 shall survive the resignation and removal of the Trustee and the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

        SECTION 7.08    Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

                  The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company and the Guarantors. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the Trustee, the Company and the Guarantors. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of such series may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the

Company, any Guarantor or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

                  In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, to the Company and to the Guarantors. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

                  In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Notwithstanding replacement of the Trustee or Trustees pursuant to this Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

        SECTION 7.09    Successor Trustee by Merger, etc.

                  Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

                  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

        SECTION 7.10    Eligibility; Disqualification.

                  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

                  The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(l), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

        SECTION 7.11 Preferential Collection of Claims Against the Company or a Guarantor.

                  The Trustee is subject to and shall comply with the provisions of TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

        SECTION 8.01    Termination of the Company's and the Guarantors'
                        Obligations.

                  (a) This Indenture shall cease to be of further effect with respect to the Securities of a series (except that the Company's obligations under Section 7.07, the Trustee's and Paying Agent's obligations under Section
8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the Trustee and the Guarantors, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of such series, when:

                  (1) either

                           (A) all outstanding Securities of such series
                  theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (B) all outstanding Securities of such series not
                  theretofore delivered to the Trustee for cancellation:

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and, in the case of clause (i), (ii), or (iii) above, the Company, the Guarantors or a combination of the Company and the Guarantors have irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose (x) cash in an amount, or (y) Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash in an amount or (z) a combination thereof, which will be sufficient, in the opinion (in the case of clauses (y) and (z)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series for principal and any interest and any Additional Amounts to the date of such deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, and interest and any Additional Amounts to the Stated Maturity or Redemption Date, as the case may be; or

                           (C) the Company and the Guarantors have properly
                  fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of such series;

                  (2) each of the Company and the Guarantors has paid or caused to be paid all other sums payable by it or them hereunder with respect to the Securities of such series; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

                  (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by Section 2.01, the Company may, at its option, terminate certain of its and the Guarantors' respective obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

                  (1) the Company or any Guarantor has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of such series, (i) money in the currency in which payment of the Securities of such series is to be made in an amount, or (ii) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts as will ensure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or
         (iii) a combination thereof, that is sufficient, in the opinion (in the case of clauses (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and premium (if any) and interest and any Additional Amounts on all Securities of such series on each date that such principal, premium (if any), interest or Additional Amount is due and payable and (at the Stated Maturity thereof or upon redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such Government Obligations to the payment of said principal, premium (if any) and interest and Additional Amounts with respect to the Securities of such series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee or a tax ruling to the effect that the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to U.S. Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (5) the Company and the Guarantors have complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of such series pursuant to this Section 8.01;

                  (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b); and

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  In such event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee and the Guarantors, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's and the Guarantors' respective obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 5.01, 7.07, 7.08, 8.04 and 10.01, the Trustee's
and Paying Agent's obligations in Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive with respect to Securities of such series.

                  After such irrevocable deposit made pursuant to this Section 8.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's and each Guarantor's obligations under this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

                  In order to have money available on a payment date to pay principal of or premium (if any) on or interest or Additional Amounts on the Securities, the Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

                  (c) If the Company and the Guarantors have previously complied or are concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of such series as contemplated by Section 2.01, the Company may elect that its and the Guarantors' respective obligations to make payments with respect to Securities of such series be discharged ("legal defeasance"), if:

                  (1) no Default or Event of Default under clauses (5) and (6) of Section 6.01 hereof shall have occurred at any time during the period ending on the 91st day after the date of deposit contemplated by Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (2) unless otherwise specified with respect to Securities of such series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to such legal defeasance;

                  (3) the Company and the Guarantors have complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of such series pursuant to this Section 8.01(c); and

                  (4) the Company has delivered to the Trustee a Company Request requesting such legal defeasance of the Securities of such series and an Officers' Certificate stating that all conditions precedent with respect to such legal defeasance of the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

                  In such event, the Company and each Guarantor will be discharged from its obligations under this Indenture and the Securities of such series to pay principal of, premium (if any) and interest on, and any Additional Amounts with respect to, Securities of such series, the Company's and the Guarantors' respective obligations under Sections 4.01, 4.02 and 10.01 shall terminate with respect to such Securities, and the entire indebtedness of the Company evidenced by such Securities and of the Guarantors evidenced by the related Guarantees shall be deemed paid and discharged.

                  (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to such series as contemplated by Section 2.01, each of the Company and the Guarantors may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of such series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of such series.

                  (e) If Securities of any series subject to subsections (a),
(b), (c) or (d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for such redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

        SECTION 8.02    Application of Trust Money.

                  The Trustee or a trustee reasonably satisfactory to the Trustee and the Company shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01 hereof. It shall apply the deposited money and the money from Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made.

        SECTION 8.03    Repayment to Company or Guarantor.

                  The Trustee and the Paying Agent shall promptly pay to the Company or any Guarantor any excess money or Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

                  Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remain unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

        SECTION 8.04    Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money or Government Obligations deposited with respect to Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and each Guarantor under this Indenture with respect to the Securities of such series and under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that if the Company or any Guarantor has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company or such Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE IX

                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

        SECTION 9.01    Without Consent of Holders.

                  The Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Section 5.01;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

                  (4) to provide any security for, or to add any guarantees of or additional obligors on, any series of Securities or the related Guarantees;

                  (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

                  (6) to add to the covenants of the Company or any Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company or any Guarantor;

                  (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if any Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

                  (8) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

                  (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 8.01; provided, however, that any such action shall not, as evidenced by an Officers' Certificate delivered to the Trustee, adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

                  (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

                  Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in
Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.

        SECTION 9.02    With Consent of Holders.

                  Except as provided below in this Section 9.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class).

                  Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company and the Guarantors in the execution of such amendment or supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  The Holders of a majority in principal amount of the then outstanding Securities of one or more series or of all series may waive compliance in a particular instance by the Company or any Guarantor with any provision of this Indenture with respect to Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

                  However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

                  (1) reduce the percentage or principal amount of Securities whose Holders must consent to an amendment, supplement or waiver hereunder or under any supplemental indenture or the terms of Securities of any series established pursuant to Section 2.01 hereof;

                  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

                  (3) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

                  (4) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

                  (5) change any obligation of the Company or any Guarantor to pay Additional Amounts with respect to any Security;

                  (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

                  (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections
         6.07 and 6.08, except as limited by Section 6.06;

                  (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02;

                  (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities; or

                  (10) change the definition of Securities deemed outstanding pursuant to Section 2.10 hereof.

                  A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company or any Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or such Guarantor in a notice furnished to Holders in accordance with the terms of this Indenture.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

        SECTION 9.03    Compliance with Trust Indenture Act.

                  Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

        SECTION 9.04    Revocation and Effect of Consents

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before a date and time therefor identified by the Company or any Guarantor in a notice to such Holder in accordance with the terms of this Indenture or, if no such date and time shall be identified, the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver that becomes effective with respect to a Series of Securities shall thereafter be conclusive and binding on all holders of Securities of such Series in accordance with its terms.

                  The Company may, but shall not be obligated to, fix a record date (which need not comply with TIA Section 316(c)) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.

        SECTION 9.05    Notation on or Exchange of Securities.

                  If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue, the Guarantors shall execute and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment or supplement.

                  Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement.

        SECTION 9.06    Trustee to Sign Amendments, etc.

                  The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. Without limitation to the terms of
Section 11.04, in signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive, and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel provided at the expense of the Company or a Guarantor as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Guarantors in accordance with its terms.

                                   ARTICLE X

                                   GUARANTEE

        SECTION 10.01   Obligations Guaranteed.

                  (a) Unless otherwise provided with respect to the Securities of any series and subject to the provisions of Section 10.06, each Guarantor hereby jointly and severally guarantees to the Trustee for its own benefit and the benefit of the Holders from time to time (i) the full and prompt payment of the principal of and premium, if any, on the Securities and the indebtedness represented thereby, when and as the same shall become due and payable, whether at the Maturity thereof, by acceleration, call for redemption or otherwise, (ii) the full and prompt payment of interest and any Additional Amount on the Securities when and as the same shall become due and payable and (iii) all other monetary obligations of the Company under this Indenture (including under Section 7.07 hereof) and the Securities (the guarantee in clauses (i), (ii) and
(iii) collectively referred to as the "Guarantee"). Each Guarantor hereby irrevocably and unconditionally agrees, subject to the provision of Section 10.02, that upon any default by the Company in the payment, when due, of any principal of, premium, if any, interest or Additional Amount on the Securities, and after demand therefore being made upon such Guarantor by the Trustee (with a copy to the Company), such Guarantor will promptly pay the same. All payments by each Guarantor with respect to any Security shall be paid in the currency or currencies specified for payments on such Security as contemplated by Section
2.01 and pursuant to this Indenture.

                  (b) Each Guarantor further agrees, subject to the provisions of Section 10.2 and unless otherwise provided with respect to the Securities of any series, that this Guarantee constitutes an absolute, present and continuing guarantee of payment and not of collection, and waives any right to require that any resort be had by the Trustee or the Holders of the Securities, after demand for such payment being made upon such Guarantor by the Trustee (with a copy to the Company), to the Trustee's or any Holder's rights against any other Person, or any other right or remedy available to the Trustee or any Holder of the Securities by contract, applicable law or otherwise. The obligations of each Guarantor under this Guarantee are direct, unconditional and completely independent of the obligations of any other Person, and, subject to the provisions of Section 10.2, a separate cause of action or separate causes of action may be brought and prosecuted against each Guarantor, after demand for payment being made upon such Guarantor by the Trustee (with a copy to the Company), without the necessity of joining the Company or any other party or previously proceeding with or exhausting any other remedy against any other Person who might have become liable for the indebtedness or of realizing upon any security held by or for the benefit of the Holders of the Securities.

        SECTION 10.02   Obligations Unconditional; Reinstatement.

                  (a) The obligations of each Guarantor under this Guarantee shall be absolute and unconditional, irrespective of the validity, regularity, or enforceability of the Notes or this

Indenture, the absence of any action to enforce the same, any waiver or consent of any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company or the Guarantors, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Subject to the provisions of Section 10.06, the obligations of each Guarantor under this Guarantee shall remain in full force and effect, until the entire principal of, premium, if any, and interest and any Additional Amounts on the Securities shall have been paid in full or provided for and all costs, Trustee's fees and commissions, indemnitees, and expenses, if any, shall have been paid in full and, to the extent permitted by law, such obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, whatsoever, whether or not with notice to, or the consent of, each Guarantor.

                  (b) If any Holder or the Trustee is required as a result of an insolvency or similar event to return to any Obligor, or any custodian, trustee, liquidator or other similar official acting in relation to such Obligor, any amount paid by such Obligor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, will be reinstated to the extent of such payment.

                  (c) Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of this Guarantee until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Guarantee. The Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

        SECTION 10.03   No Waiver or Set-off.

                  No act of commission or omission of any kind or at any time upon the part of the Company or the Trustee, or their successors and assigns, in respect of any matter whatsoever shall in any way impair the rights of the Trustee to enforce any right, power or benefit under this Guarantee and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of a surety guarantor (other than performance by each Guarantor of its obligations hereunder, or receipt by the Trustee of payment from the Company) which each Guarantor has or may have against the Company or the Trustee or any assignee or successor thereof shall be available hereunder to each Guarantor.

        SECTION 10.04   Waiver of Notice; Expenses.

                  Each Guarantor hereby expressly waives notice from the Trustee or the Holders from time to time of the Securities of their acceptance and reliance on this Guarantee of any action taken or omitted in reliance hereon. Each Guarantor further expressly waives diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against the Company or each Guarantor or against any collateral. Each Guarantor agrees to pay all reasonable costs, Trustee's fees and commissions and expenses (including all court costs and reasonable attorneys' fees) which may be incurred by the Trustee in enforcing or attempting to enforce this Guarantee following any default on the part of each Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

        SECTION 10.05   Benefit and Enforcement.

                  This Guarantee is given for the benefit of the Trustee and, subject to the terms and conditions set forth herein or unless otherwise provided with respect to the Securities of any series, the Holders from time to time of the Securities, all of whom shall be entitled in the same manner as set forth herein to enforce performance and observance of this Guarantee.

        SECTION 10.06   Limitations on Guarantee; Release.

                  (a) Notwithstanding anything to the contrary in this Indenture, the Guarantee by each Guarantor (i) which is incorporated in Norway shall be limited to the maximum amount which such Guarantor can guarantee without breaching the terms of the Company Act 1997 of Norway and the liability of such Guarantor hereunder shall be limited to an aggregate amount of $1,991,897,620, (ii) which is incorporated in Brazil, is, to the extent that such Guarantee requires such Guarantor to remit funds from Brazil, subject to such Guarantor obtaining any authorizations from the Central Bank of Brazil which may be required from time to time in order for such Guarantor to so remit funds from Brazil or (ii) which is incorporated in a jurisdiction other than those referred to in (i) above shall be limited to the maximum amount permitted by fraudulent conveyance and any similar laws in effect from time to time affecting the rights of creditors generally or as may otherwise be required pursuant to the laws of such jurisdiction. For the avoidance of doubt, each Guarantor incorporated in Norway agrees that Sections 62 to 74 (inclusive) of the Finance Contract Act of June 25, 1999, of Norway do not apply to this Guarantee.

                  (b) Each Guarantor shall automatically be released and forever discharged from its Guarantee and other obligations under this Indenture in the event that (i) all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of, if such sale, transfer or other disposal is permitted by the terms of this Indenture or any relevant Supplemental Indenture or (ii) such Guarantor is no longer a Material Subsidiary.

                                   ARTICLE XI

                                  MISCELLANEOUS

        SECTION 11.01   Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control.

        SECTION 11.02   Notices.

                  Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), electronic mail, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Company or any Guarantor:

                  Petroleum Geo-Services ASA
                  Strandveien 4
                  N-1366 Lysaker
                  Norway
                  Attention:  General Counsel and Chief Financial Officer
                  Facsimile:  (011) 47 67 53 68 83

                  with a copy to:

                  Petroleum Geo-Services ASA
                  738 Highway 6 South, Suite 1000
                  Houston, Texas 77079
                  Attention:  Treasurer
                  Facsimile:  (281) 589 8092

                  If to the Trustee:

                  Law Debenture Trust Company of New York
                  780 Third Avenue, 31st Floor
                  New York, New York 10017
                  Attention: Daniel R. Fisher, Esq.
                  Facsimile:  (212) 750 1361

                  The Company, any Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

                  If the Company or a Guarantor mails a notice or communication to Holders, it shall mail a copy to the others and to the Trustee and each Agent at the same time.

                  All notices or communications, including without limitation notices to the Trustee, the Company or a Guarantor by Holders, shall be in writing, except as otherwise set forth herein.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

        SECTION 11.03   Communication by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

        SECTION 11.04   Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or a Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor, as the case may be, shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company or such Guarantor, as the case may be:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

        SECTION 11.05   Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e)) and shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

        SECTION 11.06   Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

        SECTION 11.07   Legal Holidays.

                  If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue with respect to such payment for the intervening period.

        SECTION 11.08   No Recourse Against Others.

                  A director, officer, employee, stockholder, partner or other owner of the Company, a Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of any Guarantor under the Guarantee, or for any obligations of the Company, any Guarantor or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

        SECTION 11.09   Governing Law.

                  THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        SECTION 11.10   No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Guarantor or any Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

        SECTION 11.11   Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of each Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

        SECTION 11.12   Severability.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

        SECTION 11.13   Counterpart Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

        SECTION 11.14   Table of Contents, Headings, etc.

                  The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

        SECTION 11.15   Agent for Service of Process.

                  The Company and each Guarantor hereby designates CT Corporation System, having an address at 1633 Broadway, New York, New York, as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any State or Federal court sitting in the County of New York of the State of New York pertaining to this Indenture or any matter arising out of or related to this Indenture, and the Company and each Guarantor will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue or forum non conveniens. A copy of any such process shall be sent or given to the Company and the Guarantors at the address for notices specified in Section 11.02 hereof. The Company and the Guarantors shall maintain the designation of such authorized agent until two years after termination of the Company's and the Guarantors' obligation under this Indenture pursuant to Section 8.01.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    PETROLEUM GEO-SERVICES ASA

                                    By:       /s/ Sam R. Morrow
                                       --------------------------------------
                                       Name:  Sam R. Morrow
                                       Title: SVP - Finance and Treasurer

                                              /s/ Knut Oversjoen
                                       --------------------------------------
                                       Name:  Knut Oversjoen
                                       Title: CFO



                                    GUARANTORS:

                                    MULTIKLIENT INVEST AS


                                    By:       /s/ Knut Oversjoen
                                       --------------------------------------
                                       Name:  Knut Oversjoen
                                       Title: Director


                                    PGS EXPLORATION (UK) LTD.


                                    By:       /s/ Knut Oversjoen
                                       --------------------------------------
                                       Name:  Knut Oversjoen
                                       Title: Director


                                    PGS GEOPHYSICAL AS


                                    By:       /s/ Knut Oversjoen
                                       --------------------------------------
                                       Name:  Knut Oversjoen
                                       Title: Director


                                    PGS SHIPPING (IOM) LTD.


                                    By:       /s/ Alexander Holst
                                       --------------------------------------
                                       Name:  Alexander Holst
                                       Title: Director

                             PGS RIO BONITO SA


                             By:   /s/ Alexander Holst  /s/ Svein Knudsen
                                -----------------------------------------------
                                Name:  Alexander Holst      Svein Knudsen
                                Title: Attorney-in-Fact     Attorney-in-Fact


                             PGS INVESTIGACAO PETROLIFERA LTD.


                             By:       /s/ Alexander Holst
                                --------------------------------------
                                Name:  Alexander Holst
                                Title: Attorney-in-Fact


                             PGS ONSHORE, INC.


                             By:       /s/ Knut Oversjoen
                                --------------------------------------
                                Name:  Knut Oversjoen
                                Title: Director




                             LAW DEBENTURE TRUST COMPANY OF
                             NEW YORK, as Trustee



                             By:      /s/ Patrick J. Healy
                                --------------------------------------

                                                                       EXHIBIT A

                         [FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY ADDITIONAL GUARANTORS]

                  SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ________________, 200__, among __________________ (the "Guaranteeing
Subsidiary"), a subsidiary of Petroleum Geo-Services ASA (the "Company"), the other Guarantors (as defined in the Indenture referred to herein) and Law Debenture Trust Company of New York, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of November 5, 2002 (the "Original Indenture"), as supplemented by the [First] Supplemental Indenture (the "[First] Supplemental Indenture" and together with the Original Indenture, the "Indenture") and providing for the issuance of an aggregate principal amount of up to $____________ of ___% Senior Notes due ____ (the "Notes");

                  WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein and in Article X of the Original Indenture (the "Note Guarantee"); and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2.       AGREEMENT TO GUARANTEE.

                  (a) Along with all Guarantors named in the Indenture, the Guaranteeing Subsidiary, in accordance with, and subject to the terms and conditions set forth in Article X of the Original Indenture, hereby jointly and severally guarantees, to the Trustee for its own benefit and the benefit of the Holders from time to time (i) the full and prompt payment of the principal of and premium, if any, on the Securities and the indebtedness represented thereby, when and as the same shall become due and payable, whether at the Maturity thereof, by acceleration, call for redemption or otherwise, (ii) the full and prompt payment of interest and any Additional Amount on the Securities when and as the same shall become due and payable and (iii) all other monetary obligations of the Company under this Indenture (including under Section 7.07 of the Original Indenture) and the Securities (the guarantee in clauses (i), (ii) and (iii), collectively referred to as


                                      Exhibit A-1
the "Guarantee"). Notwithstanding the foregoing this Guarantee shall be limited [INSERT REFERENCE TO RELEVANT LEGAL RESTRICTIONS ON GUARANTEE, IF ANY].

                  (b) This Guarantee shall not be discharged except in accordance with the terms of the Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

                  3. EXECUTION AND DELIVERY. The Guaranteeing Subsidiary agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

                  4. HEADINGS. The headings in this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  5. COUNTERPART ORIGINALS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  6. THIS SUPPLEMENTAL INDENTURE AND THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary, the Company and the Guarantors.




                                      Exhibit A-2

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                  Dated:  _______________, 20___

                                          [GUARANTEEING SUBSIDIARY]

                                          By:  _______________________________
                                          Name:
                                          Title:

                                          PETROLEUM GEO-SERVICES ASA

                                          By:  _______________________________
                                          Name:
                                          Title:

                                          [EXISTING GUARANTORS]

                                          By:  _______________________________
                                          Name:
                                          Title:

                                          LAW DEBENTURE TRUST COMPANY OF NEW
                                          YORK,
                                          as Trustee

                                          By:  _______________________________
                                                   Authorized Signatory


                                  Exhibit A-3